UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 5, 2020 (March 3, 2020)

Singlepoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 North 44th Street, Suite 530 Phoenix, AZ	85018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(855) 711-2009

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 2.02.

Results of Operations and Financial Condition.

Singlepoint Inc. (the “Company”) issued an overview on March 3, 2020, disclosing financial information and operating results, and discussing its business outlook. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.
Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

The information in this Current Report on Form 8-K under Items 2.02 and 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing. The furnishing of the information pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, is not intended to, and does not, constitute a determination or admission by the Company (i) that the furnishing of the such information is required by Regulation FD, (ii) that such furnished information is material or complete, or (iii) that investors should consider such information before making an investment decision with respect to any security of the Company. The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the “Safe Harbor” statement contained in the Letter to Shareholders, the risk factors included in the Company’s Form 10 filed with the Securities and Exchange Commission and the other public announcements that the Company may make, by press release or otherwise, from time to time.

Item 8.01. Other Events.

As the impact of Covid 19 [coronavirus] on the global economy continues to worsen, our solar business has experienced a slowdown in the expected pace of customer appointments after a better than expected February 2020 in terms of bookings derived from in-home customer appointments. Historically a significant amount of our bookings are curated from the initial in person appointment by our professional sales force. We believe that this is a temporary situation and will continue to monitor and adjust accordingly depending on current market conditions. If these conditions persist and continue to impact consumer confidence and discretionary spending this could have an impact on our ability to obtain necessary growth capital to execute our business strategies impacting our ability to reach our annual sales projections. We have not felt this effect in our other business segments as of yet but even a small downturn in consumer spending can cause contraction and slowing economic growth.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following document(s) are filed as Exhibits:

Exhibit	Description
99.1	Singlepoint Inc. Overview March 3, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: March 5, 2020	By:	/s/ William Ralston
William Ralston
President

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